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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 30, 1998



                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)



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
          DELAWARE                       0-21937                       68-0262011
(State or other jurisdiction of    (Commission File No.)    (IRS Employer Identification No.)
       incorporation)

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                         2525 STANWELL DRIVE, SUITE 300
                                CONCORD, CA 94520
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 603-9071



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ITEM 5.    OTHER EVENTS.

         On June 30, 1998, Cerus Corporation (the "Company") entered into a series of agreements with Baxter Healthcare Corporation ("Baxter"), pursuant to which Baxter has agreed to purchase up to $14.5 million of the Company's preferred stock in connection with the modification of agreements governing the companies' joint development of pathogen inactivation systems. Copies the agreements, and the press release announcing the transactions, are filed herewith as exhibits.


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
ITEM 7.  EXHIBITS.


3.1(2) Form of Certificate of Designation of Series A Preferred Stock of Cerus Corporation.

3.1(3) Form of Certificate of Designation of Series B Preferred Stock of Cerus Corporation.

10.28 Series A Preferred Stock Purchase Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.29 Series B Preferred Stock Purchase Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.30 Memorandum of Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.31 Second Amendment to Development, Manufacturing and Marketing Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.32* Development, Manufacturing and Marketing Agreement, dated April 1, 1996, by and between Baxter Healthcare Corporation and the Company, as amended and restated June 30, 1998.

99.1     Press Release, dated as of July 8, 1998.
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*     The Company has requested confidential treatment with respect to portions of this Exhibit.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CERUS CORPORATION


Dated:  July 21, 1998                  By: /s/  STEPHEN T. ISAACS
                                           -------------------------------------
                                           STEPHEN T. ISAACS
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

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

3.1(2) Form of Certificate of Designation of Series A Preferred Stock of Cerus Corporation.

3.1(3) Form of Certificate of Designation of Series B Preferred Stock of Cerus Corporation.

10.28 Series A Preferred Stock Purchase Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.29 Series B Preferred Stock Purchase Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.30 Memorandum of Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.31 Second Amendment to Development, Manufacturing and Marketing Agreement, dated as of June 30, 1998, by and between Baxter Healthcare Corporation and the Company.

10.32* Development, Manufacturing and Marketing Agreement, dated April 1, 1996, by and between Baxter Healthcare Corporation and the Company, as amended and restated June 30, 1998.

99.1     Press Release, dated as of July 8, 1998.
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*     The Company has requested confidential treatment with respect to portions of this Exhibit.